UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 26, 2018
Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4500 Lockhill Selma Road, Suite 150 San Antonio, Texas 78249 (210) 308-8267
(Address of principal executive offices and Registrant’s telephone number, including area code)
____________________

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Emerging growth company ☐

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)          On February 26, 2018, James W. Albrecht, Jr., Chief Financial Officer of GlobalSCAPE, Inc. (“GlobalSCAPE” or the “Company”), notified the Company of his decision to retire as an officer of the Company effective March 2, 2018.  Mr. Albrecht and the Company have agreed in principle to an arrangement in which, upon Mr. Albrecht’s retirement, he will serve as a consultant to the Company.
(c)          In conjunction with Mr. Albrecht’s retirement, the Company intends to appoint Karen Young as its interim Chief Financial Officer, effective March 2, 2018, while the Company searches for a permanent Chief Financial Officer.
Ms. Young, age 54, has served as the Company’s Controller since January, 2015.  From June 2014 to January 2015, Ms. Young was the owner of a CPA practice in which she provided accounting and managerial consulting services to businesses.  Prior to operating her own CPA practice, Ms. Young served as Controller of PIC Business Systems, Inc., a provider of web-based integrated Enterprise Resource Planning solutions, where she worked from December 2001 to June 2014.  At PIC Business Systems, Inc., Ms. Young prepared the company’s financial statements and was responsible for oversight of the company’s accounting department and other administrative functions.  Ms. Young began her career at Valero Energy Corporation, an independent petroleum refiner, where she focused on the preparation of financial statements for the company and its subsidiaries.  Ms. Young is a Certified Public Accountant with over 18 years of experience as a corporate Controller.  She has a B.B.A. in Accounting from The University of Texas at San Antonio.
There are no arrangements or understandings between Ms. Young and any other persons pursuant to which she was selected as the Company’s interim Chief Financial Officer.  There are also no family relationships between Ms. Young and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
On March 2, 2018, the Company issued a press release announcing Mr. Albrecht’s retirement and Ms. Young’s appointment as the Company’s interim Chief Financial Officer.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8‑K.
Item 9.01.	Financial Statements and Exhibits.
(d)          Exhibits.
99.1          Press Release dated March 2, 2018.
Disclosures About Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, Mr. Albrecht’s serving as a consultant to the Company in the future and GlobalSCAPE’s expectations as to its ability to find a qualified replacement permanent Chief Financial Officer.  The words “would,” “exceed,” “should,” “anticipates,” “believe,” “steady,” “dramatic,” “expect,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.  Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the 2016 fiscal year, filed with the Securities and Exchange Commission on March 27, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GLOBALSCAPE, INC.
By:	/s/ Matthew Goulet
Matthew Goulet President and Chief Executive Officer
Dated:	March 2, 2018